UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2009

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140545	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2009, Deer’s Chief Financial Officer Mr. Yuehua Xia notified the Board of Directors (the “Board of Directors”) of Deer Consumer Products, Inc. (the “Company”) of his intent to voluntarily resign as Chief Financial Officer effective August 20, 2009. The Company thanks Mr. Xia for his service as Chief Financial Officer.  Mr. Xia and the Company note that Mr. Xia is not resigning because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.  Mr. Xia will remain with the Company as a financial consultant for a period of one year.

On August 20, 2009, the Board of Directors voted to appoint Mr. Zongshu Nie, currently a director and Financial Controller of the Company, as Chief Financial Officer effective immediately. Mr. Nie will be primarily responsible for the overall management and direction of the Company’s financial planning, corporate finance, accounting, fiscal reporting, and public company disclosure requirements and will serve as the Company’s principal financial officer. The biography of Mr. Nie, is as follows:

Zongshu Nie, 32. From May 2008 to the present time, Mr. Zongshu Nie has been the Financial Controller of Deer Consumer Products, Inc.  From 1998 to May 2008, Mr. Nie was the Chief Financial Officer at Xian Tai Plastics Co., Ltd, a manufacturer and exporter of plastics based materials. Mr. Nie received a Bachelor’s degree in accounting from the ShaanXi College of Finance and Economics in 1998.

There are no arrangements or understandings between Mr. Nie and any other persons pursuant to which such Chief Financial Officer was selected as a Chief Financial Officer.

There are no relationships or related transactions between Mr. Nie and the Company that are required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC.

	By:	/s/ Ying He
		Name:	Mr. Ying He
Date: August 20, 2009		Title:	Chief Executive Officer